UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2022

VISTRA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange
Warrants	VST.WS.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 6, 2022, Vistra Corp. (the “Company”) issued a press release announcing, among other matters, its financial results for the quarter ended March 31, 2022. A copy of such press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act”).

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 3, 2022, the Company held its 2022 Annual Meeting of Stockholders, at which a quorum was present. The final voting results regarding each proposal are set forth in the following tables.

Proposal One – Election of Directors – Voting results for Proposal One were as follows:

Hilary E. Ackermann:

For	Against	Abstain	Broker Nonvotes
357,610,343	999,541	167,019	23,587,857

Arcilia C. Acosta:

For	Against	Abstain	Broker Nonvotes
353,985,970	4,614,711	176,223	23,587,857

Gavin R. Baiera:

For	Against	Abstain	Broker Nonvotes
354,056,509	4,533,206	187,188	23,587,857

Paul M. Barbas:

For	Against	Abstain	Broker Nonvotes
356,061,417	2,543,064	172,422	23,587,857

Lisa Crutchfield:

For	Against	Abstain	Broker Nonvotes
356,750,907	1,854,785	171,211	23,587,857

Brian K. Ferraioli:

For	Against	Abstain	Broker Nonvotes
357,568,436	1,019,287	189,180	23,587,857

Scott B. Helm:

For	Against	Abstain	Broker Nonvotes
356,701,942	1,901,246	173,715	23,587,857

Jeff D. Hunter:

For	Against	Abstain	Broker Nonvotes
356,889,614	1,700,317	186,972	23,587,857

Curtis A. Morgan:

For	Against	Abstain	Broker Nonvotes
357,609,648	1,003,097	164,158	23,587,857

John R. Sult:

For	Against	Abstain	Broker Nonvotes
354,485,972	4,119,499	171,432	23,587,857

As a result, Hilary E. Ackermann, Arcilia C. Acosta, Gavin R. Baiera, Paul M. Barbas, Lisa Crutchfield, Brian K. Ferraioli, Scott B. Helm, Jeff D. Hunter, Curtis A. Morgan, and John R. Sult were elected to the Board.

Proposal Two – Approval, on an Advisory Basis, of Named Executive Officer Compensation. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
349,500,939	8,136,387	1,139,577	23,587,857

As a result, the compensation of the named executive officers was approved on an advisory basis.

Proposal Three – Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2022. Voting results were as follows:

For	Against	Abstain
375,939,129	6,290,316	135,315

As a result, the Company’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit No.	Description

99.1	Press Release dated May 6, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    Dated: May 6, 2022

VISTRA CORP.

By:	/s/ Yuki Whitmire
Name:	Yuki Whitmire
Title:	Vice President, Associate General Counsel, and Corporate Secretary